UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2025

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Beam Global (the “Company”) on its Form 8-K filed on October 7, 2024, Sandra Peterson, the Company’s then Vice President of Sales and Marketing, provided notice of her resignation from her position in the Company effective as of December 31, 2024 (the “Separation Date”). On January 20, 2025, the Company and Ms. Peterson entered into a Separation Agreement (the “Separation Agreement”), under which Ms. Peterson is entitled to a cash severance payment of $18,750, which is payable by the Company within ten (10) days following the effective date of the Separation Agreement plus any commissions earned on payments received by the Company after the Separation Date on sales that were completed on or before October 15, 2024. In addition, the Company agreed to extend the post-termination exercise period of stock options held by Ms. Peterson to December 31, 2025. The Separation Agreement additionally includes a customary general release of claims by Ms. Peterson in favor of the Company and certain related parties. As consideration for the foregoing, Ms. Peterson has agreed to customary non-disclosure and non-solicitation provisions and to a general release of all claims against the Company and its affiliates. Ms. Peterson and the Company have also agreed to a mutual customary non-disparagement provision.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by the actual terms of the Separation Agreement, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Separation Agreement with Sandra Peterson dated January 20, 2025
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: January 24, 2025	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer

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